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                                                                    Exhibit 99.2

                             (RECREATION USA LOGO)


FOR IMMEDIATE RELEASE

Thursday, December 19, 2002, 4:00 p.m. Eastern Time

Contact:      Anthony D. Borzillo
              Holiday RV Superstores
              954.522.9903

Source:  Holiday RV Superstores

                     HOLIDAY RV's MAJOR INVESTOR PURCHASES
                     COMPANY's DEBT OWED TO BANK OF AMERICA

LINCOLNSHIRE, IL, December 19, 2002 - Holiday RV Superstores, Inc. (Nasdaq:
RVEE) announced today that it has refinanced the remaining balance of its outstanding debt with Bank of America. The Company's major investor acquired the Company's remaining outstanding balance of $7.8 million of debt owed to Bank of America pursuant to a previous commitment. In addition, as part of the prior agreement, the Company entered into a loan agreement with the major investor to extend the maturity of the principal amount of the debt to November 15, 2004. Interest will be payable monthly at a 12.75% annual rate and no further advances will be available under the loan agreement. The purchase by the major investor of the Bank of America loan and the loan agreement between the Company and the major investor were an integral part of the Company's restructuring plan. As previously reported, the major investor has also agreed to provide letters of credit (whose amounts and terms will be in his sole discretion) to allow the Company to obtain a new credit facility.

                                   -- more --







                             Corporate Headquarters
   100 Tri-State International Drive, Suite 115 o Lincolnshire, Illinois 60069
              Telephone: (847) 948-1684 o Facsimile (847) 948-1687


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         "The completion of this transaction demonstrates the commitment of our company and our investors", said Marcus A. Lemonis, the Company's Chairman and Chief Executive Officer. "Our improved equity position in our inventory will allow us greater latitude with respect to our inventory management program."

         "The completion of this transaction represents a major milestone in the restructuring of the Company", said Anthony D. Borzillo, Vice President and Chief Financial Officer. "The continued deleveraging of the balance sheet leading up to this transaction generated significant amounts of equity in our inventory and has left us with a stronger balance sheet and more stable company."

ABOUT RECREATION USA

Recreation USA operates retail stores in Florida, Kentucky, New Mexico, South Carolina, and West Virginia. Recreation USA, the nation's only publicly traded national retailer of recreational vehicles and boats, sells, services and finances more than 90 RV brands.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A "SAFE HARBOR" FOR CERTAIN FORWARD-LOOKING STATEMENTS. THE STATEMENTS CONTAINED IN THIS NEWS RELEASE THAT ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS BASED ON THE COMPANY'S CURRENT EXPECTATIONS AND BELIEFS CONCERNING FUTURE DEVELOPMENTS AND THEIR POTENTIAL EFFECTS ON THE COMPANY. THERE CAN BE NO ASSURANCE THESE EXPECTATIONS AND BELIEFS ABOUT FUTURE EVENTS ARE ACCURATE. ACTUAL RESULTS MAY DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES (SOME OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY) AND ARE SUBJECT TO CHANGE BASED UPON VARIOUS FACTORS. THESE FACTORS INCLUDE THE FOLLOWING: THE FACT THAT OUR AUDITORS HAVE EXPRESSED DOUBT CONCERNING OUR ABILITY TO CONTINUE AS A GOING CONCERN; OUR NEED TO CONTINUE TO HAVE ACCESS TO FLOOR PLAN FINANCING FOR INVENTORY, WHICH MAY BECOME UNAVAILABLE TO US; OUR ABILITY TO CLOSE ANY MORE SALES OF UNITS IN THE PRIVATE PLACEMENT; LESS-THAN-EXPECTED CONSUMER DEMAND FOR OUR PRODUCTS; PRICING PRESSURES; AND OTHER COMPETITIVE FACTORS. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. FOR A MORE DETAILED DISCUSSION OF SOME OF THE ONGOING RISKS AND UNCERTAINTIES OF THE COMPANY'S BUSINESS, PLEASE SEE OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

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